SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2007


                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      000-51043              43-1705942
  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)


12 MASONIC AVE., CAMDEN, NY                                         13316
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (315) 245-3800

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2007, International Wire Group, Inc. (the "Company") entered into Amendment No. 4 to Loan and Security Agreement (the "Revolver Amendment") by and among the Company, its domestic subsidiaries, the parties to the Revolver Credit Facility as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), amending the Loan and Security Agreement, dated October 20, 2004, by and among the Company, its domestic subsidiaries at the time, the parties to the Revolver Credit Facility as lenders, and Congress Financial Corporation (Central), as agent for the lenders (as amended, the "Revolver Credit Facility"). Pursuant to the Revolver Amendment, the Company is made an additional Borrower (as defined in the Revolver Amendment) under the Revolver Credit Facility. Previously, the Company was a Guarantor under the Revolver Credit Facility.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the agreement, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 related to the Revolver Amendment is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT                 DESCRIPTION
-------                 -----------

10.1 Amendment No. 4 to Loan and Security Agreement, dated as of October 26, 2007, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan and Security Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL WIRE GROUP, INC.


Date:  October 26, 2007                By: /s/ Glenn J. Holler
                                           -------------------------------------
                                          Name:  Glenn J. Holler
                                          Title: Senior Vice President, Chief
                                                 Financial Officer (Principal
                                                 Financial and Accounting
                                                 Officer) and Secretary


















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                                  EXHIBIT INDEX

EXHIBIT                 DESCRIPTION
-------                 -----------

10.1 Amendment No. 4 to Loan and Security Agreement, dated as of October 26, 2007, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan and Security Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).
























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